UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                               December 7, 2017

CD INTERNATIONAL ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 S University Drive, Suite 202	33324
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 363-7333

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership
On December 7, 2017, after considering all strategic alternatives, CD International Enterprises, Inc. (the "Company"), and its subsidiaries, ceased operations and made voluntary petition  pursuant to the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. 101 et seq. in the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court") to initiate an orderly liquidation of assets with case number, 17-24642. A Chapter 7 trustee is appointed by the Bankruptcy Court and will assume control of the Company and its subsidiaries.   The assets of the Company will be liquidated and claims paid in accordance with applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CD International Enterprises, Inc.

Date: December 12, 2017	By: /s/ Yuejian (James) Wang
Yuejian (James) Wang, Chief Executive Officer